Exhibit 10.10

Amendment No. 5 to Proppant Supply Agreement Agreement No. 9600048977

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission under a confidential treatment request. The redacted terms have been marked in this exhibit at the appropriate place with “XXX”.

Amendment No. 5 to the Proppant Supply Agreement

This Amendment No. 5 to the Proppant Supply Agreement (this “Amendment”) is entered into as of XXX (the “Effective Date”), by and between Halliburton Energy Services, Inc. (“Buyer”) and CARBO Ceramics Inc. (“Seller”). Defined terms used herein, but not otherwise defined, shall have such meanings as are set forth in the Agreement (as defined below).

WITNESSETH:

WHEREAS, Buyer and Seller entered into that certain Proppant Supply Agreement dated August 28, 2008 (as most recently amended on March 24, 2014, the “Agreement”);

WHEREAS, Buyer and Seller wish to amend the Agreement to reflect certain changes as set forth herein in accordance with Section 11.3 of the Agreement.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	Term. Section 7.1 of the Agreement is hereby amended and restated in its entirety by the following:

“7.1 Term. The term of this Agreement shall be for a period beginning on the Effective Date and ending on XXX, unless earlier terminated in accordance with the provisions of this Agreement or extended by agreement of the Parties. Unless provided otherwise in this Agreement, upon termination of this Agreement, neither Party shall have any liability or obligation under this Agreement of any kind except for any provisions which survive termination of the Agreement, XXX.”

2.	Termination of Purchase Commitment; Penalties. As of the earlier of the Effective Date of this Amendment or XXX (“Purchase Commitment Termination Date”), the Agreement is amended to remove Buyer’s Purchase Commitment as set forth in Section 2.1 and any and all penalties, reporting requirements and audit provisions of Buyer as set forth in Article IV from the period beginning on the Purchase Commitment Termination Date and ending upon expiration of the Term. Beginning on the Purchase Commitment Termination Date, any and all references, requirements or obligations in the Agreement for Buyer to (i) make a minimum purchase, (ii) purchase a specific volume or percentage of demand or of Buyer’s requirements for Products or any goods are hereby deleted and of no further force or effect. XXX

3.	Modified Section 3.4 Payment of the Agreement. Section 3.4 Payment is modified and superseded in its entirety by the following:

3.4 Payment. Unless agreed to otherwise by Seller or specified herein, payment for all sales of Product shall be made within XXX days after the date of the applicable invoice, provided, however Buyer shall have the right to withhold any amounts disputed in good faith until resolved by the parties; provided, further, that in the event of an invoice that contains both disputed and undisputed amounts, the undisputed amounts will be paid promptly. Payment for Product to Seller or its Affiliates shall be made, at the option of Buyer, (i) in the United States, or (ii) in the country from which the Products were shipped. All payments hereunder shall be made in U.S. dollars or such other currency in which Seller may quote process for the relevant Seller Product Lines. Charges for Product ordered by Buyer Beneficiaries will be invoiced to and paid by such Buyer Beneficiaries.

Amendment No. 5 to Proppant Supply Agreement Agreement No. 9600048977

4.	Miscellaneous. Except as otherwise expressly modified or amended herein, all terms and conditions contained in the Agreement shall remain in full force and effect and shall not be altered or changed by this Amendment. The Agreement, as amended by this Amendment, shall constitute the entire agreement of the parties. All references to Sections in this Amendment correspond to Sections contained in the Agreement unless otherwise expressly stated.

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment to be duly executed by their authorized representatives as of the Effective Date.

Halliburton Energy Services, Inc.	CARBO Ceramics Inc.

Signature: /s/ Praveen Dhawan	Signature: /s/ Don P. Conkle

Printed Name: Praveen Dhawan	Printed Name: Don P. Conkle

Title: Director, Category Management	Title: VP Marketing & Sales

Date: 1/6/2016	Date: 12/31/2015